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                              Exhibit 9
                              ---------

                   Transfer Agency Agreement with
                      BISYS Fund Services, Inc.


   Incorporated by reference to Amendments 6 and 4 to the registrant's Registration Statement on Form N-1A as electronically filed on April 24, 1996, registration Nos. 33-59044 and 811-7552, respectively.